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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. Postal 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 12, 2007


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                      INTERNAP NETWORK SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)


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         Delaware                  000-27265                     91-2145721
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                    Identification Number)



            250 Williams Street, Atlanta, GA                        30303
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (404) 302-9700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

Internap and VitalStream jointly issued a press release, dated February 12, 2007.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.       Description
-------------     --------------------------------------------------------------

99.1 Press Release issued jointly by Internap and VitalStream, dated February 12, 2007
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNAP NETWORK SERVICES CORPORATION
Date: February 12, 2007

                                                By:     /s/ David A. Buckel
                                                    ----------------------------
                                                       David A. Buckel,
                                                       Chief Financial Officer








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                                  EXHIBIT INDEX
                                  -------------


99.1              Press Release, issued February 12, 2007






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[Logo Internap]

                                                                    Exhibit 99.1



        Planetvu Chooses Internap and VitalStream to Deliver Global IPTV

   -- Combined Technologies Enable Broadcast Quality of World's First Live TV
                           Service Over the Internet--


ATLANTA, GEORGIA - (February 12, 2007) - Internap Network Services Corporation (NASDAQ: INAP), and VitalStream Holdings, Inc (NASDAQ:VSTH) today announced that Planetvu Corporation, a pioneer in the development and delivery of multi-channel television services over Internet protocol (IPTV), has selected a combination of the companies' technologies to deliver live on-demand TV programming across the public Internet.

Using Internap's premium IP connectivity, colocation and route optimization appliances, combined with VitalStream's content delivery network (CDN), Planetvu has met the challenge of distributing broadcast quality content to over 205 million unique broadband households in over 120 countries. Collectively, the technologies provide an end-to-end solution that delivers fast, reliable access to Planetvu's IPTV service from anywhere in the world.

Planetvu's global footprint utilizes public networks, so acquiring live television signals into its platform as well as distributing content to customers brings unique physical challenges. Delivering a broadcast quality picture over the public Internet required specific expertise ultimately delivered by the combined solution of Internap and VitalStream.

"As a company with an aggressive vision for growth, we need technology partners willing to work with us to support our long-term development goals," said Stuart Ross, president and chief executive officer of Planetvu. "With Internap and VitalStream, we can confidently increase the number of subscribers while providing innovative services to our current and new customers."

Ross added, "After unsuccessful attempts by nearly a dozen other companies, the results from implementing the Internap solution were both effective and dramatic. The technology overcame packet loss and network congestion, which resulted in a superb quality TV signal. Since then, our customer satisfaction has significantly improved thanks to the network's high performance."

Once inside the Internap robust data center, VitalStream delivers Planetvu's live video using the Windows Media platform. The VitalStream content delivery network architecture reliably delivers broadcast quality content to Planetvu's large global audience regardless of location, size or device. VitalStream's

MediaConsole(R) application allows Planetvu to easily acquire business intelligence and other important metrics such as audience size, location and viewing time needed to assess ROI.